UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report(Date of earliest event reported): August 18, 1997(August 1, 1997)
                                                --------------------------------


                              RANCON REATLY FUND I,
                        A CALIFORNIA LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


         California                0-10363             95-3523265
        (State or other        (Commission            (IRS Employer
        jurisdiction of         File Number)          I.D. Number)
        incorporation)


        400 South El Camino Real, Suite 1100, San Mateo, California 94402
                    (Address of principal executive offices)

Registrant's Telephone number, including area code:     (415) 343-9300
                                                        --------------







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


Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

On August 1, 1997, the Partnership sold the Rancon Commerce Center Auto Service Center (the "Center"), a 25,761 square foot commercial/industrial center in Temecula, California, and a 1.07 acre lot adjacent to the Center to an unaffiliated third party for $1,174,000. After paying commissions and other closing costs, the Partnership added the net proceeds of $1,097,000 to its cash reserves. The sale was an all cash sale and the Partnership has no continuing obligations or involvement in the property. The Partnership recognized a $120,000 gain on the sale of the property.

Item 7.       FINANCIAL STATEMENTS

The following pro forma financial statements represent the Partnership's balance sheet and statement of operations as of and for the six months ended June 30, 1997 and for the year ended December 31, 1996, as if the sale of Rancon Commerce Center Auto Service Center and adjacent lot had occurred on January 1, 1996.





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


                              RANCON REALTY FUND I,
                        A CALIFORNIA LIMITED PARTNERSHIP

                             Pro forma Balance Sheet
                               As of June 30, 1997
                    (in thousands, except units outstanding)
                                   (Unaudited)

                                                                                  Pro Forma
                                                                Historical       Adjustments     Pro Forma
Assets
Investments in real estate:
   Rental property held for sale                              $       2,390     $        (825)   $       1,565
   Land held for sale                                                 1,769              (144)           1,625
                                                              -------------     --------------   -------------
       Total real estate investments                                  4,159              (969)           3,190

Cash and cash equivalents                                               354             1,097            1,451
Deferred financing costs and other fees, net                             35                (7)              28
Other assets                                                             10                (3)               7
                                                              -------------     -------------    -------------

       Total assets                                           $       4,558     $         118   $        4,676
                                                              =============     =============    =============

Liabilities and Partners' Equity (Deficit)
Liabilities:
   Note payable                                               $       1,806     $         ---    $       1,806
   Accounts payable and other liabilities                                46               (13)              33
                                                              -------------     -------------    -------------

     Total liabilities                                                1,852               (13)           1,839

Partners' equity (deficit):
   General Partners                                                     (25)                3              (22)
   Limited Partners, 18,346 limited partnership
     units outstanding                                                2,731               128            2,859
                                                              -------------     -------------    -------------

       Total partners' equity                                         2,706               131            2,837
                                                              -------------     -------------    -------------

         Total liabilities and partners' equity               $       4,558     $         118   $        4,676
                                                              =============     =============    =============





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


                              RANCON REALTY FUND I,
                        A CALIFORNIA LIMITED PARTNERSHIP

                        Pro forma Statement of Operations
                     For the six months ended June 30, 1997
          (in thousands, except per unit amounts and units outstanding)
                                   (Unaudited)

                                                                                  Pro Forma
                                                                Historical       Adjustments     Pro Forma
Revenues:
    Rental income                                             $         267     $         (99)   $         168
    Interest and other income                                            23               ---               23
                                                              -------------     -------------    -------------

           Total revenues                                               290               (99)             191
                                                              -------------     -------------    -------------

Expenses:
    Operating                                                           114               (39)              75
    Interest                                                             89               ---               89
    Depreciation and amortization                                         7                (1)               6
    Provision for impairment of investments
       in real estate                                                   215               ---              215
    General and administrative                                          116               ---              116
    Expenses associated with undeveloped land                            33                (2)              31
                                                              -------------     --------------   -------------

           Total expenses                                               574               (42)             532
                                                              -------------     -------------    -------------

Net loss                                                      $        (284)    $         (57)   $        (341)
                                                              =============     =============    =============

Net loss per limited partnership unit                         $      (15.15)    $       (3.05)   $      (18.20)
                                                              =============     =============    =============

Weighted average number of limited partnership
    units outstanding during the period used to
    compute net loss per limited partnership unit                    18,346            18,346           18,346
                                                              =============     =============    =============






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


                              RANCON REALTY FUND I,
                        A CALIFORNIA LIMITED PARTNERSHIP

                        Pro forma Statement of Operations
                      For the year ended December 31, 1996
          (in thousands, except per unit amounts and units outstanding)
                                   (Unaudited)

                                                                                  Pro Forma
                                                                Historical       Adjustments     Pro Forma
Revenues:
    Rental income                                             $         515     $        (174)   $         341
    Interest and other income                                            10               ---               10
    Gain on sale of property                                            138               ---              138
                                                              -------------     -------------    -------------

           Total revenues                                               663              (174)             489
                                                              -------------     -------------    -------------

Expenses:
    Operating                                                           264               (86)             178
    Interest                                                            188               ---              188
    Depreciation and amortization                                       199               (54)             145
    Provision for impairment of investments
       in real estate                                                   513               ---              513
    General and administrative                                          251               ---              251
    Expenses associated with undeveloped land                            51                (4)              47
                                                              -------------     --------------   -------------

           Total expenses                                             1,466              (144)           1,322
                                                              -------------     -------------    -------------

Net loss                                                      $        (803)    $         (30)   $        (833)
                                                              =============     =============    =============

Net loss per limited partnership unit                         $      (42.90)    $      (1.58)    $      (44.48)
                                                              =============     ============     =============

Weighted average number of limited partnership
    units outstanding during the period used to
    compute net loss per limited partnership unit                    18,347            18,347           18,347
                                                              =============     =============    =============




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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    RANCON REALTY FUND I,
                                    A CALIFORNIA LIMITED PARTNERSHIP
                                    (Registrant)



Date: August 18, 1997               By:  /s/ Daniel L. Stephenson
                                        -------------------------
                                        Daniel L. Stephenson,
                                        General Partner and Director,
                                        President, Chief Executive Officer
                                        and Chief Financial Officer of
                                        Rancon Financial Corporation,
                                        General Partner of
                                        Rancon Realty Fund I,
                                        a California Limited Partnership



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